UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported ) April 26, 2011
PRAXAIR, INC.

(Exact name of registrant as specified in its charter)
DELAWARE

(State or Other jurisdiction of incorporation)

1-11037	06-124-9050

(Commission File Number)	(IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113

(Address of principal executive offices)	(Zip Code)
(203) 837-2000

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As disclosed under Item 5.07 below, at the 2011 Annual Meeting of shareholders of Praxair, Inc. (“Praxair”), shareholders approved: (1) performance goals under Praxair’s Plan for Determining Performance-Based Awards Under Section 162(m) (“162(m) Plan”), and (2) amendments to the 2009 Praxair, Inc. Long Term Incentive Plan (“2009 Plan”) to add non-employee directors as participants. In connection with submitting the 162(m) Plan performance goals for shareholder approval, the 162(m) Plan was amended in certain respects, including amendments to the performance goals, effective January 1, 2011.
The 2009 Plan, as amended, was filed as Exhibit 10.21 to Praxair’s annual report on Form 10-K for the fiscal year ended December 31, 2010, filed with the Securities and Exchange Commission. The 162(m) Plan, as amended, was included in Appendix 3 to Praxair’s definitive proxy statement dated March 16, 2011, filed with the Securities and Exchange Commission.
ITEM 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of Praxair, Inc. was held on April 26, 2011. The total number of shares that were present or represented by proxy at the Annual Meeting was 258,952,343, which was 85.3% of the shares outstanding and entitled to vote and which constituted a quorum. The final voting results of the items submitted to a vote of the shareholders are set forth below.
Proposal 1
The ten nominees for election as a director were elected to serve until the 2012 annual meeting of shareholders, and until his or her successor is elected and qualified. The vote results were as follows, with each nominee having received at least 92.6% of the votes cast for his or her election:

			Broker
Director Nominees	Votes For	Votes Withheld	Non-Votes
Stephen F. Angel	231,792,820	6,230,508	20,929,015
Oscar Bernardes	220,512,658	17,510,670	20,929,015
Nance K. Dicciani	232,118,962	5,904,366	20,929,015
Edward G. Galante	232,126,714	5,896,614	20,929,015
Claire W. Gargalli	236,262,723	1,760,605	20,929,015
Ira D. Hall	237,556,892	466,436	20,929,015
Raymond W. LeBoeuf	236,187,820	1,835,508	20,929,015
Larry D. McVay	237,535,557	487,771	20,929,015
Wayne T. Smith	225,191,903	12,831,425	20,929,015
Robert L. Wood	232,173,800	5,849,528	20,929,015
Proposal 2
Shareholders approved, on an advisory and non-binding basis, the compensation of Praxair’s Named Executive Officers as disclosed in the 2011 Proxy Statement, by the votes set forth below

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
227,726,624 (95.7% of votes cast)	9,653,958	642,738	20,929,023
Proposal 3
Shareholders recommended, on an advisory and non-binding basis, by the votes set forth below, that future advisory votes on Named Executive Officer compensation should be held annually.
Based upon these results, which were consistent with the Board’s recommendation, the Board has determined that Praxair will hold an advisory vote on Named Executive Officer compensation annually until the next vote on the frequency of holding such advisory votes

Shares Voted For	Shares Voted For	Shares Voted For
Annual Voting	Biennial Voting	Triennial Voting	Shares Abstained	Broker Non-Votes
195,583,993 (82.2% of votes cast)	719,453	41,115,692	597,970	20,935,235
Proposal 4
Shareholders approved performance goals under Praxair’s Section 162(m) Plan, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
231,742,136 (97.4% of votes cast)	4,138,477	2,142,709	20,929,021
Proposal 5
Shareholders approved amendments to the 2009 Praxair, Inc. Long Term Incentive Plan to add non-employee directors as eligible participants, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
225,420,616 (94.7% of votes cast)	12,053,830	548,874	20,929,023
Proposal 6
Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the independent auditor, by the votes set forth below.

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
256,477,081 (99.0% of votes cast)	2,156,456	318,806	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC. Registrant
Date: April 28, 2011	By:	/s/ James T. Breedlove
James T. Breedlove
Senior Vice President, General Counsel and Secretary